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                                   EXHIBIT 10


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                                                             ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our reports
(and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-10105 for American Maturity Life Insurance Company Separate Account AMLVA on Form N-4.


                                                  /s/ Arthur Andersen LLP

Hartford, Connecticut
April 7, 2000